EXHIBIT (10) (b)


Form of Escrow Agreement with PNC Bank, National Association

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1998-A Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1998-A", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1998-A", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1998. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct as set forth on Exhibit A.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1998 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1998 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By:  /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1998-A

     By:  /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By:  /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1998-A - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1998-B Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1998-B", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1998-B", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1998. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1998 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1998 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.16 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1998-B

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1998-B - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1998-C Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1998-C", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1998-C", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1998. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1998 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1998 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1998-C

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1998-C - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1998-D Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1998-D", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1998-D", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 125 units ($2,500,000) and funds for at least $2,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $2,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1998. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 125 units ($2,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1998 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1998 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
          Doug Wilson
          Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1998-D

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1998-D - $4,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1999-A Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1999-A", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1999-A", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1999. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1999 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1999 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.

     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1999-A

     By: /s/ Steven R. Wiliams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1999-A - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1999-B Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1999-B", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1999-B", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1999. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1999 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1999 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1999-B

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1999-B - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1999-C Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1999-C", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1999-C", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1999. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1999 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1999 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1999-C

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1999-C - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 1999-D Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 1999-D", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 1999-D", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 125 units ($2,500,000) and funds for at least $2,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $2,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 1999. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 125 units ($2,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 1999 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 1999 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.


     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 1999-D

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 1999-D - $4,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 2000-A Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 2000-A", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 2000-A", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 2000. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 2000 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 2000 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.

     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 2000-A

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 2000-A - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 2000-B Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 2000-B", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 2000-B", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 2000. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 2000 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 2000 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.

     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 2000-B

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 2000-B - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 2000-C Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 2000-C", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 2000-C", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 75 units ($1,500,000) and funds for at least $1,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $1,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 2000. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 75 units ($1,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 2000 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 2000 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.

     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 2000-C

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 2000-C - $2,000

                      ESCROW AGREEMENT

     THIS AGREEMENT  made and entered into as of the      day of        ,
1997 by and between PNC BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank"); PETROLEUM DEVELOPMENT CORPORATION (the "Managing General Partner"), a Nevada corporation and the Managing General Partner of PDC 2000-D Limited Partnership, (the "Partnership"), a limited partnership to be formed under the laws of West Virginia; and PDC SECURITIES INCORPORATED, a West Virginia corporation and the dealer-manager ("the Dealer-Manager") of the proposed securities offering.

                         I. RECITALS

1.1. The Agreement. The Managing General Partner has prepared an Offering ("Prospectus") on behalf of the Partnership pertaining to the offer and subscription for partnership interests in the Partnership ("Interests") aggregating $150,000,000, upon the terms and subject to the conditions set forth in the Prospectus which, among other things, provides that each person desiring to subscribe for Interests will be required to forward to the Dealer-Manager a check payable to the order of "PNC Bank, N.A. Escrow Agent for PDC 2000-D", in an amount equal to his subscription to the Partnership.

1.2 Purpose Hereof. The Bank, the Managing General Partner (for itself and the Partnership) and the Dealer-Manager hereby enter into the Escrow Agreement referred to in the Prospectus.

                    II. ESCROW PROVISIONS

2.1 Appointment of Bank. The Bank is hereby appointed Escrow Agent to hold and dispose of all funds paid by subscribers for Interests or reservations for such Interests, as hereinafter provided.

2.2 Deposit and Receipt of Funds. The Dealer-Manager shall deposit promptly all checks received by it in payment of subscriptions in an escrow account entitled "PNC Bank, National Association Escrow Agent for PDC 2000-D", established at the Bank, Corporate Trust Department, One Oliver Plaza - 23rd Floor, Pittsburgh, Pennsylvania 15222, for the purpose of this Escrow Agreement. Concurrently with the delivery of such deposits to the Bank, the Dealer-Manager shall supply the Bank and the Managing General Partner with the name and mailing address of subscribers. The Bank shall hold the proceeds of said checks (the "Escrow Funds") in escrow until disbursements therefrom are directed by the Dealer-Manager as set forth in Paragraph 2.4.

2.3 Investment of Funds. The Escrow Funds shall be invested only in those investments permissible under SEC Rule 15c2-4, including bank accounts, insured bank money market accounts or certificates of deposit issued by PNC Bank, National Association. The interest earned shall be added to the Escrow funds and disbursed in accordance with the provisions of Paragraph 2.4 or 2.10, as the case may be.
2.4 Disbursement of Escrow Funds. Following deposit with the Bank of checks representing subscriptions for at least 125 units ($2,500,000) and funds for at least $2,500,000 have been collected by the Bank and upon receipt by the Bank of written instructions from the Managing General Partner and the Dealer-Manager as to the date of closing with respect to such Partnership, the Bank will deliver to the Managing General Partner certified or official bank checks drawn on the Escrow Funds to the orders and in the amounts set forth in the aforementioned instructions. The Bank shall not disburse any Escrow Funds to the Partnership until at least $2,500,000 in collected funds have been deposited in the Escrow Account prior to December 31, 2000. Pursuant to separate instructions from the Managing General Partner, the Bank will transmit to the subscribers, as specified by the Managing General Partner, the balance of the Escrow funds, representing interest which will be prorated by the Managing General Partner derived from the deposit of the Escrow funds in accordance with paragraph 2.3, in the amount set forth in the aforementioned instructions. All such disbursement instructions shall be unconditional and shall not impose any duties upon the Bank other than that of disbursing Escrow Funds in a designated amount to a particular party.

2.5 Return of Escrow Funds to Subscribers. Before, at or following the closing, the Managing General Partner may separately instruct the Bank in writing to return to any subscriber so specified by the Managing General Partner an amount equal to the full amount of each Interest subscribed for, together with interest attributable thereto, if any, as calculated by the Managing General Partner.

2.6 Bank's Responsibility. The Bank's sole responsibility shall be for the safekeeping of the Escrow Funds, the deposit of the Escrow Funds pursuant to Paragraph 2.3 and the disbursement thereof in accordance with Paragraph 2.4, 2.5 or 2.10, and the Bank shall not be required to take any other action with reference to any matters which might arise in connection with the Escrow Funds or this Escrow Agreement. The Bank may act upon any written instruction or other instrument which the Bank in good faith believes to be genuine and what it purports to be. The Bank shall not be liable for any action taken by it in good faith and believed to be authorized or within the rights or powers conferred upon it by this Escrow Agreement or for anything which the Bank may do or refrain from doing in connection herewith unless the Bank is guilty of gross negligence or willful misconduct. The Bank may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel, except actions of gross negligence or wilful misconduct. The Bank is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, even though it may have knowledge of, (i) any agreement or undertaking between the Managing General Partner and any other party or parties, except for this Escrow Agreement, (ii)

     any agreement or undertaking which may be evidenced or disclosed by this Escrow Agreement or the Prospectus, or (iii) any other agreement that may now or in the future be deposited with the Bank in connection with this Escrow Agreement. The Bank has no duty to determine or inquire into any happening or occurrence or any performance or failure of performance of the Managing General Partner or any other party with respect to agreements or arrangements with each other or with any other party or parties.

2.7 Possible Disagreements. If any disagreement should arise between the parties hereto or with any other party with respect to the Escrow Funds or this Escrow Agreement or if the Bank in good faith is in doubt as to what action should be taken hereunder, the Bank shall have the absolute right at its election to do either or both of the following: (i) withhold or stop all further performance under this Escrow Agreement and all instructions received in connection herewith until the Bank is satisfied that such disagreement has been resolved, or (ii) file a suit in interpleader and obtain an order from a court of appropriate jurisdiction requiring all persons involved to litigate in such court their respective claims arising out of or in connection with the Escrow Funds.

2.8 Indemnity to Bank. The Managing General Partner agrees to indemnify and hold the Bank harmless against and from any and all costs, expenses, claims, losses, liabilities and damages (including reasonable attorney's fees) that may arise out of or in connection with the Bank's acting as Escrow Agent under the terms of this Escrow Agreement, except in those instances where the Bank has been guilty of gross negligence or willful misconduct.

2.9 Escrow Fee. The Managing General Partner shall pay the Bank's escrow fee and reasonable and customary separate charges in connection with the Bank's acting as Escrow Agent hereunder, as set forth in Exhibit A attached hereto.

2.10 Return of Escrow Funds. If the required minimum of 125 units ($2,500,000) are not subscribed for and accepted by the Managing General Partner prior to December 31, 2000 and a Partnership is not formed within 30 days from the termination of the offering period for such Partnership as set forth in the Prospectus, the Bank will promptly return to subscribers from the Escrow Funds an amount equal to the principal amount of Interests subscribed for together with interest attributable thereto where appropriate.

2.11 Effective Date and Termination. This Escrow Agreement shall become effective on the date of this agreement. All of the provisions of this Escrow Agreement shall be fully performed and this Escrow Agreement shall terminate on or before December 31, 2000 by the disbursement of all Escrow Funds as herein set out.

2.12 Statements. During the term of this Agreement, the Escrow Agent shall provide the Dealer Manager with monthly statements containing the beginning balance in the escrow account as well as all principal and income transactions for the statements period. Dealer Manager shall be responsible for reconciling each statements. The Escrow Agent shall be forever released and discharges from all liability with respect to the accuracy of such statements and the transactions listed therein, expect with respect to any such act or transaction as to which the Dealer Manager shall within 90 days after the furnishing of the statement file written objectives with the Escrow Agent.

2.13 Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:


     PNC Bank, National Association
     Corporate Trust Department - 981
     One Oliver Plaza
     Pittsburgh, Pennsylvania 15222
     Attention:  Mr. Doug Wilson
     Trust Officer

     Petroleum Development Corporation
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 Executive Vice President

     PDC Securities Incorporated
     P.O. Box 26
     Bridgeport, West Virginia  26330
     Attention:  Dale G. Rettinger
                 President

2.14 Resignation. The Bank may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take place.

2.15 Entire Agreement. This instrument evidences the entire agreement between the Bank and the Partnerships and the Managing General Partner, and the Dealer-Manager.

2.16 Applicable Law. This agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania, and the provisions herein administered in accordance with such laws

2.17 The Bank is acting solely as Escrow Agent and has not reviewed or approved the offering, nor is it required to review or approve the offering or the economic viability of the Partnership, nor any other matters relating to the sale of the Units other than this Escrow Agreement.

     WITNESS THE EXECUTION HEREOF, as of the date first above written.

     PNC BANK, NATIONAL ASSOCIATION

     By: /s/ Doug Wilson
         Doug Wilson
         Trust Officer


     PETROLEUM DEVELOPMENT CORPORATION
      individually and as Managing
      General partner of PDC 2000-D

     By: /s/ Steven R. Williams
         Steven R. Williams
         President

     PDC SECURITIES INCORPORATED
     the Dealer-Manager

     By: /s/ Dale G. Rettinger
         Dale G. Rettinger
         President

                          Exhibit A


               Escrow Fee PDC 2000-D - $4,000